702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

RYDEX VARIABLE TRUST

Domestic Equity – Broad Market Funds

International Equity Funds

Fixed Income Funds

Commodities Strategy Fund

Strengthening Dollar 2x Strategy Fund

Weakening Dollar 2x Strategy Fund

U.S. Government Money Market Fund

Supplement dated July 8, 2022 to the currently effective Summary Prospectuses, each dated May 1, 2022 (each a “Summary Prospectus” and collectively, the “Summary Prospectuses”), for the Funds listed above (each, a “Fund” and collectively, the “Funds”).

This supplement provides new and additional information beyond that contained in the Summary Prospectuses and should be read in conjunction with the Summary Prospectuses.

Effective immediately, Mr. Ryan Harder no longer serves as a portfolio manager of the Funds. Mr. Michael P. Byrum continues to manage each Fund and is joined by Messrs. Brendan Cain, Spencer Crane and Scott Miller, each of which serves as a portfolio manager of each Fund. Therefore, effective immediately, in the “Fund Summary” section of each Fund’s Summary Prospectuses, the information under the heading “Portfolio Managers” is deleted in its entirety and replaced with the information below.

PORTFOLIO MANAGERS

●	Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
●	Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Adviser since 2006.
●	Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Adviser since 2012.
●	Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Adviser since 2008.

The portfolio management changes described in this supplement will not affect the Funds’ investment objectives or principal investment strategies and are not expected to affect the day-to-day management of the Funds.

Please retain this supplement for future reference.

RVF-BMDE-SUPP-SUMMPRO-0722x0523